EXHIBIT 10.15

COMPENSATION INFORMATION FOR NAMED EXECUTIVE OFFICERS

The table below provides information regarding the 2011 annual base salary, 2010 cash bonus and 2011 bonus target for each named executive officer of Company:

Named Executive Officer	2011 Annual Base Salary	2010 Cash Bonus	2011 Bonus Target (% of Base Salary)
David L. Brown+ Chief Executive Officer	$445,000	$410,000	115%
Kevin M. Carney+ Chief Financial Officer	$285,000	$160,000	75%
Jason Teichman[1] Chief Marketing Officer	225,000	N/A	65%

The table below provides information regarding the equity grants for each named executive officer of Company:

Named Executive Officer	Number of Restricted Stock Granted (1)	Number of Stock Options Granted (2)	Vesting Commencement Date
David L. Brown+ Chief Executive Officer	112,000	112,000	February 2, 2011
Kevin M. Carney+ Chief Financial Officer	38,000	38,000	February 2, 2011
Jason Teichman Chief Marketing Officer	N/A	N/A	N/A

(1) The restricted stock awards vest twenty-five percent (25%) annually over four (4) years, subject in each case to the named executive officer continuing to be an employee of the Company (except as otherwise provided in their respective individual employment agreements with the Company). The remaining terms and conditions of the restricted stock awards are set forth in the 2008 Plan and the forms of Option Grant Notice and Option Agreement previously filed as Exhibits 99.2 and 99.3, respectively to the Company’s Registration Statement on Form S-8 (333-150872), filed with the Commission on May 13, 2008, and are qualified in their entirety by reference therein.

(2) The stock options vest in forty-eight (48) equal monthly installments over four (4) years, subject in each case to the named executive officer continuing to be an employee of the Company (except as otherwise provided in their respective individual employment agreements with the Company). The exercise price of the options is $9.97, which was the closing price of the Company’s stock on February 2, 2010. The remaining terms and conditions of the restricted stock awards are set forth in the 2005 Plan and related agreements previously filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (333-124349), filed with the Commission on April 27, 2005, and are qualified in their entirety by reference therein.

1  Mr. Teichman’s employment with the Company commenced on October 1, 2010.